FIRST QUARTER 2006

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company/Other Corporate Data	5
• Board of Directors/Executive Officers	6
• Equity Research Coverage/Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary/Acquisitions	9
• Development/Financing Activity/Dividends/Leasing Information	10
• Leasing Information (continued)	11
• Information About FFO	12
• Key Financial Data	13
• Same-Store Results and Analysis	14
• Unconsolidated Joint Ventures Summary	15-17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown/Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Stockholders’ Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Acquisition Property Profile	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33
• Rental Property Sales/Rental Property Held For Sale	34

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	36-38
• Market Diversification (MSA’s)	39
• Industry Diversification (Top 30 Tenant Industries)	40
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	41
(b) Square Footage	42
(c) Base Rental Revenue	43
(d) Percentage Leased	44
• Consolidated Property Listing (by Property Type)	45-54
• Significant Tenants (Top 50 Tenants)	55-56
• Schedules of Lease Expirations (by Property Type)	57-62

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate and conditions, including those affecting industries in which the Company’s principal tenants compete;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

I.	COMPANY BACKGROUND

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

I. COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.9 billion at March 31, 2006. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 277 properties, primarily class A office and office/flex buildings, totaling approximately 30.9 million square feet, serving as home to approximately 2,300 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 11.0 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary

(as of March 31, 2006)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	277
Total Square Feet	30.9 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	19.2 million square feet
Northeast Presence	28.7 million square feet
Common Shares and
Units Outstanding	77.8 million
Dividend-- Quarter/Annualized	$0.63/$2.52
Dividend Yield	5.3%
Total Market Capitalization	$5.9 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Equity Research Coverage

Banc of America Securities, LLC John P. Kim / Ross Nussbaum (212) 847-5761 / (212) 847-5668	Lehman Brothers David Harris (212) 526-1790
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Merrill Lynch Ian Weissman (212) 449-6255
Citigroup Jonathan Litt (212) 816-0231	Morgan Stanley Gregory Whyte (212) 761-6331
Deutsche Bank-North America Louis Taylor (212) 250-4912	Ryan Beck & Co Sheila K. McGrath (973) 549-4084
Goldman Sachs Jonathan Habermann (917) 343-4260	Stifel Nicolaus & Company, Inc. John Guinee (410) 454-5520
Green Street Advisors Jim Sullivan / Michael Knott (949) 640-8780	Wachovia Securities Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
Phone: (908) 272-8000	Web: www.mack-cali.com
Fax: (908) 272-6755	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the first quarter 2006 equaled $32.6 million, or $0.52 per share, versus $22.4 million, or $0.36 per share, for the same quarter last year.

Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2006 amounted to $80.8 million, or $1.05 per share, versus $67.1 million, or $0.89 per share, for the quarter ended March 31, 2005.

Included in net income and FFO for the 2006 period was $16.0 million ($13.0 million, after deduction for minority interest) resulting from the investment and sale of marketable securities available for sale during the period, which represents $0.21 per share in net income and FFO per share.

Total revenues for the first quarter 2006 increased 7.4 percent to $163.5 million as compared to $152.3 million for the same quarter last year.

All per share amounts presented above are on a diluted basis.

The Company had 62,230,447 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 15,558,056 common operating partnership units outstanding as of March 31, 2006.

The Company had a total of 77,788,503 common shares/common units outstanding at March 31, 2006.

As of March 31, 2006, the Company had total indebtedness of approximately $2.1 billion, with a weighted average annual interest rate of 6.10 percent. The Company had a total market capitalization of $5.9 billion and a debt-to-undepreciated assets ratio of 41.6 percent at March 31, 2006. The Company had an interest coverage ratio of 3.6 times for the quarter ended March 31, 2006.

Acquisitions

In March, the Company completed its acquisition of all the interests in Capital Office Park, a seven-building class A office complex totaling approximately 842,300 square feet in Greenbelt, Maryland, for approximately $161.7 million. In addition to the assumption of approximately $63.2 million of mortgage debt, the Company issued 1,942,334 common operating partnership units in Mack-Cali Realty, L.P. valued at $87.2 million, and paid the balance in cash. The agreement also provides the Company the option to acquire approximately 43 acres of adjacent land sites to accommodate the development of up to 600,000 square feet of office space for $13 million. Capital Office Park is 83.9 percent leased to 88 tenants.

Also, in March, the Company signed definitive contracts for its previously announced agreements in principle to acquire The Gale Real Estate Services Company and interests in approximately 2.8 million square feet of office properties in New Jersey.

Pursuant to the contracts, the Company will:

•

Acquire The Gale Real Estate Services Company for $12 million in cash, $10 million in common operating partnership units, and up to an additional $18 million in cash based on an earn-out formula. The Company will also acquire from affiliates of The Gale Real Estate Company stakes in certain development/joint ventures with institutional investors on terms to be determined prior to closing;

•	Acquire substantially all the ownership interests in 13 class A office properties, valued at $378 million, and totaling 1.9 million square feet in Northern and Central New Jersey; and

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

•

Acquire approximately one-half of the ownership interests in seven class A office properties, valued at $127.5 million, and totaling approximately 900,000 square feet, also in Northern and Central New Jersey.

The transactions will be financed through a combination of the assumption of existing, and placement of new, mortgage debt, credit facility drawings, cash and the issuance of common operating partnership units.

Development

In March, the Company entered into a joint venture agreement with The PRC Group to develop a 92,878 square-foot class A office building in Red Bank, New Jersey. The entire building has been pre-leased to Hovnanian Enterprises, Inc. for 10 years, and will be developed by the Company. Expected to be completed by the third quarter of 2007, the building includes 88,000 square feet of office space, 4,878 square feet of retail space, and a four-story parking garage. The property will be developed on a 3.4-acre land site located at 141 West Front Street in downtown Red Bank contributed to the joint venture by The PRC Group.

Financing Activity

In January, the Company’s operating partnership, Mack-Cali Realty, L.P., sold $200 million of senior unsecured notes, comprised of $100 million of six-year notes and $100 million of 10-year notes. The six-year notes bear interest at 5.25 percent, are due January 15, 2012, and were priced to yield 5.48 percent. The 10-year notes are a re-opening of previously-issued $100 million, 5.80 percent notes due January 15, 2016, which were re-opened at 101.081 to yield 5.65 percent, plus accrued interest. Following the re-opening, the outstanding size of the 5.80 percent notes is $200 million. The proceeds from the issuance of both series of notes of approximately $200.8 million were applied to the repayment of outstanding borrowings under the Company’s $600 million unsecured revolving credit facility.

Dividends

In March, the Company’s Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the first quarter 2006, which was paid on April 17, 2006 to shareholders of record as of April 5, 2006.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period January 15, 2006 through April 14, 2006. The dividend was paid on April 17, 2006 to shareholders of record as of April 5, 2006.

Leasing Information

Mack-Cali’s consolidated in-service portfolio was 90.4 percent leased at March 31, 2006, as compared to 91.0 percent at December 31, 2005.

For the quarter ended March 31, 2006, the Company executed 170 leases totaling 814,512 square feet, consisting of 663,919 square feet of office space and 150,593 square feet of office/flex space. Of these totals, 358,087 square feet were for new leases and 456,425 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

IN NORTHERN NEW JERSEY:

•

Allstate Insurance Company signed a 34,142 square-foot transaction at 61 South Paramus Road in Paramus, New Jersey, representing a five-year expansion of 11,118 square feet and a four-year extension of 23,024 square feet. 61 South Paramus Road is a 269,191 square-foot office building which is 97.4 percent leased.

•

True Partners Consulting LLC, a tax and business advisory firm, signed a new 10-year lease for 13,236 square feet at 105 Eisenhower Parkway in Roseland, New Jersey. 105 Eisenhower Parkway is a 220,000 square-foot office building which is 80.7 percent leased.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

•

Ameriprise Financial Services, Inc., a financial advisory firm, signed a new five year, six-month lease for 12,968 square feet at 5 Sylvan Way in Parsippany, New Jersey. 5 Sylvan Way is a 151,383 square-foot office building which is 98 percent leased.

•

Garban, LLC, a subsidiary of ICAP plc, expanded its presence at Harborside Financial Center Plaza 5 in Jersey City, New Jersey by 11,809 square feet for 11 years and seven months. The firm now leases 159,834 square feet at the 977,225 square-foot office building which is 97.6 percent leased.

•

PricewaterhouseCoopers, LLP, a global accounting firm, signed a new four year, six-month lease for 11,624 square feet at 101 Hudson Street in Jersey City, New Jersey. 101 Hudson is a 1.25 million square-foot office building which is 100 percent leased.

IN CENTRAL NEW JERSEY:

•

Lomurro, Davison, Eastman & Munoz, PA, a law firm, signed a four-year renewal of its lease for 19,023 square feet at 100 Willowbrook Road in Freehold, New Jersey. The 60,557 square-foot office building is located in the Monmouth Executive Center which is 74.8 percent leased.

•	Allstate Insurance Company renewed 18,538 square feet at 65 Jackson Drive in Cranford, New Jersey for five years. 65 Jackson Drive is an 82,778 square-foot office building which is 100 percent leased.

•

Rutgers University signed a new seven-year, seven-month lease for 12,482 square feet at 500 College Road East in Plainsboro, New Jersey. 500 College Road East is a 158,235 square-foot office building which is 91.1 percent leased.

IN SUBURBAN PHILADELPHIA / SOUTHERN NEW JERSEY:

•

Allstate Insurance Company signed a 31,013 square-foot transaction at 224 Strawbridge Drive in Moorestown, New Jersey, representing a renewal of 25,497 square feet and expansion of 5,516 square feet. 224 Strawbridge Drive is a 74,000 square-foot office building which is 92.8 percent leased.

•

Quaker Chroma Imaging, a digital imaging and photographic services company, signed a new eight-year, three-month lease for 20,000 square feet at 225 Executive Drive in Moorestown, New Jersey. The 50,600 square-foot office/flex building is located in the Moorestown West Corporate Center which is 48.6 percent leased.

IN WESTCHESTER COUNTY, NEW YORK:

•

Progressive Casualty Insurance, a subsidiary of The Progressive Corporation, signed a transaction totaling 27,105 square feet at 1 Executive Boulevard in Yonkers, New York. In addition to a five-year expansion of 10,254 square feet, Progressive’s existing lease of 16,851 square feet was extended for three years and eight months. 1 Executive Boulevard is a 112,000 square-foot office building located in the South Westchester Executive Park which is 100 percent leased.

•

Wachovia Bank, N.A. renewed its lease of 22,500 square feet at 50 Main Street in White Plains, New York for 10 years and five months. 50 Main Street is a 309,000 square-foot office building located at the Westchester Financial Center in downtown White Plains which is 100 percent leased.

•

Montefiore Medical Center renewed its lease for 19,000 square feet at 200 Corporate Boulevard South in Yonkers, New York for 10 years. 200 Corporate Boulevard South, also located in the South Westchester Executive Park, is an 84,000 square-foot office/flex building which is 99.8 percent leased.

IN OTHER MARKETS:

•

The State of Colorado signed a three-year renewal of its lease for 15,341 square feet at 400 South Colorado Boulevard in Denver, Colorado. The building is a 125,415 square-foot office building which is 87.9 percent leased.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Key Financial Data

As of or for the three months ended

	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05

Shares and Units:

Common Shares Outstanding	62,230,447	62,019,646	61,852,908	61,704,554	61,514,061

Common Units Outstanding (a)	15,558,056	13,650,439	13,727,439	13,829,254	13,862,853

Combined Shares and Units	77,788,503	75,670,085	75,580,347	75,533,808	75,376,914

Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000

Weighted Average- Basic (b)	76,317,652	75,414,000	75,364,526	75,239,463	68,806,982

Weighted Average- Diluted (c)	76,641,973	75,798,543	75,760,678	75,648,643	75,478,219

Common Share Price ($’s):

At the end of the period	48.00	43.20	44.94	45.30	42.35

High during period	48.37	44.80	48.25	46.99	45.97

Low during period	42.34	40.21	43.22	41.00	41.53

Market Capitalization:

($’s in thousands, except ratios)

Market Value of Equity (d)	3,758,848	3,293,948	3,421,581	3,446,681	3,217,212

Total Debt	2,107,760	2,126,181	2,012,160	1,966,269	2,048,936

Total Market Capitalization	5,866,608	5,420,129	5,433,741	5,412,950	5,266,148

Total Debt/ Total Market Capitalization	35.93%	39.23%	37.03%	36.33%	38.91%

Financials:

($’s in thousands, except ratios and per share amounts)

Total Assets	4,314,965	4,247,502	4,157,504	4,121,216	4,193,212

Gross Book Value of Real Estate Assets	4,653,867	4,491,752	4,470,989	4,417,443	4,484,353

Total Liabilities	2,316,804	2,335,396	2,218,179	2,162,102	2,236,272

Total Minority Interests	485,581	400,819	408,515	415,623	417,069

Total Stockholders’ Equity	1,512,580	1,511,287	1,530,810	1,543,491	1,539,871

Total Revenues	163,476	162,790	163,403	162,487	152,336

Capitalized Interest	1,487	1,459	1,437	1,385	1,237

Scheduled Principal Payments	3,842	4,997	5,278	4,902	5,442

Interest Coverage Ratio	3.57	3.14	3.21	3.35	3.36

Fixed Charge Coverage Ratio	3.00	2.55	2.62	2.77	2.41

Net Income	33,097	14,901	21,104	36,540	22,943

Net Income Available to Common Shareholders	32,597	14,401	20,604	36,040	22,443

Earnings per Share—diluted	0.52	0.23	0.33	0.58	0.36

FFO per Share—diluted (e)	1.05	0.86	0.88	0.94	0.89

Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63

FFO Payout Ratio—diluted (e)	59.78%	73.31%	71.58%	66.71%	70.89%

Portfolio Size:

Properties	277	270	271	267	270

Total Square Footage	30,874,247	30,031,989	30,165,732	29,929,764	30,400,942

Sq. Ft. Leased at End of Period (f) (g)	90.4%	91.0%	90.0%	90.0%	91.1%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.
(f)

Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future (including, at March 31, 2006, a lease with commencement date substantially in the future consisting of 15,125 square feet scheduled to commence in 2009), and leases that expire at the period end date.

(g)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Same Store Results and Analysis

(dollars in thousands)

	For the three months ended March 31,			%
	2006	2005	Change	Change

Total Property Revenues	$ 148,505	$ 148,688	$ (183)	(0.1)

Real Estate Taxes	20,486	18,627	1,859	10.0

Utilities	14,426	12,395	2,031	16.4

Operating Services	20,305	20,353	(48)	(0.2)

Total Property Expenses:	55,217	51,375	3,842	7.5

GAAP Net Operating Income	93,288	97,313	(4,025)	(4.1)

Less: straight-lining of rents adj.	5,281	3,076	2,205	71.7

Net Operating Income	$ 88,007	$ 94,237	$ (6,230)	(6.6)

Percentage Leased at Period End	90.1%	90.8%

Total Properties:	260

Total Square Footage:	27,543,393

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %

Office Properties:

G&G Martco	Convention Plaza	1	San Francisco, CA	90.3%	305,618	50.0%

Red Bank Corporate Plaza	Red Bank Corporate Plaza (a)	1	Red Bank, NJ	100.0%	92,878	50.0%

Office/Flex Properties:

Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:

Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu (b)	n/a	East Rutherford, NJ	n/a	n/a	20.0%

Hotel:

Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:

Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%

(a)	The Company is developing a 92,878 square foot fully-leased office building for the venture.
(b)

The venture is developing a family entertainment and recreation complex with an office and hotel component at the Meadowlands sports complex in East Rutherford, New Jersey (“Meadowlands Xanadu”). Meadowlands Xanadu’s approximately 4.76 million square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children’s activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2006 and December 31, 2005:

	March 31, 2006

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Combined Total

Assets:
Rental property, net	$ 434,923	$ 10,378	$ 11,870	$ 12,439	$ 72,980	$ 3,776	$ 546,366
Other assets	176,614	6,858	1,745	1,154	9,391	5	195,767

Total assets	$ 611,537	$ 17,236	$ 13,615	$ 13,593	$ 82,371	$ 3,781	$ 742,133

Liabilities and partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$ 46,909	--	$ 14,936	$ 54,329	--	$ 116,174
Other liabilities	$ 37,644	849	$ 1,361	366	2,949	--	43,169
Partners’/ members’ capital (deficit)	573,893	(30,522)	12,254	(1,709)	25,093	$ 3,781	582,790

Total liabilities and partners’/ members’ capital (deficit)	$ 611,537	$ 17,236	$ 13,615	$ 13,593	$ 82,371	$ 3,781	$ 742,133

Company’s investment in unconsolidated joint ventures, net	$ 35,175	$ 6,448	$ 6,049	--	$ 15,249	$ 243	$ 63,164

	December 31, 2005

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza	Combined Total

Assets:
Rental property, net	$ 390,488	$ 10,628	$ 12,024	$ 12,511	$ 74,466	--	$ 500,117
Other assets	171,029	6,427	1,661	1,188	11,393	--	191,698

Total assets	$ 561,517	$ 17,055	$ 13,685	$ 13,699	$ 85,859	--	$ 691,815

Liabilities and partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	$ 46,588	--	$ 14,936	$ 56,970	--	$ 118,494
Other liabilities	$ 60,447	876	$ 1,361	220	4,341	--	67,245
Partners’/ members’ capital (deficit)	501,070	(30,409)	12,324	(1,457)	24,548	--	506,076

Total liabilities and partners’/ members’ capital (deficit)	$ 561,517	$ 17,055	$ 13,685	$ 13,699	$ 85,859	--	$ 691,815

Company’s investment in unconsolidated joint ventures, net	$ 34,640	$ 6,439	$ 6,083	--	$ 14,976	--	$ 62,138

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2006 and 2005:

	Three Months Ended March 31, 2006

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operation Partnership	Combined Total

Total revenues	--	$ 1,869	$ 126	$ 512	--	$ 7,829	--	$ 10,336
Operating and other expenses	--	(902)	(42)	(340)	--	(4,885)	--	(6,169)
Depreciation and amortization	--	(355)	(154)	(188)	--	(1,449)	--	(2,146)
Interest expense	--	(725)	--	(236)	--	(950)	--	(1,911)

Net income	--	$ (113)	$ (70)	$ (252)	--	$ 545	--	$ 110

Company’s equity in earnings (loss) of unconsolidated joint ventures	--	$ 10	$ (35)	--	--	$ 272	$ (46)	$ 201

	Three Months Ended March 31, 2005

	Meadowlands Xanadu	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operation Partnership	Combined Total

Total revenues	--	$ 1,581	$ 76	$ 368	$ 405	$ 6,729	--	$ 9,159
Operating and other expenses	--	(830)	(34)	(318)	(397)	(4,532)	--	(6,111)
Depreciation and amortization	--	(255)	(154)	(156)	(160)	(1,594)	--	(2,319)
Interest expense	--	(463)	--	(162)	--	(714)	--	(1,339)

Net income	--	$ 33	$ (112)	$ (268)	$ (152)	$ (111)	--	$ (610)

Company’s equity in earnings (loss) of unconsolidated joint ventures	--	$ (167)	$ (59)	--	$ (30)	$ (56)	$ 35	$ (277)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2006	2005

Financial Position Ratios:

Total Debt/ Total Book Capitalization (Book value) (%)	48.85%	48.86%

Total Debt/ Total Market Capitalization (Market value) (%)	35.93%	38.91%

Total Debt/ Total Undepreciated Assets (%)	41.64%	42.49%

Secured Debt/ Total Undepreciated Assets (%)	6.62%	10.27%

	Three Months Ended March 31,
	2006	2005

Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.57	3.36

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.18	2.82

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	3.00	2.41

FFO Payout (Dividends Declared/Funds from Operations) (%)	59.78%	70.89%

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Debt Analysis

(as of March 31, 2006)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years

Fixed Rate Unsecured Notes	$ 1,630,683	77.37%	6.32%	6.11

Fixed Rate Secured Debt and Other Obligations	385,077	18.27%	5.37%	4.79

Variable Rate Unsecured Debt	92,000	4.36%	5.26%	3.65

Totals/Weighted Average:	$ 2,107,760	100.00%	6.10%	5.77

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)

April 1 – December 31, 2006	$ 17,330	$ 24,775	$ 42,105	5.10%

2007	19,322	29,441	48,763	5.66%

2008	17,514	12,563	30,077	5.28%

2009	8,444	392,000	400,444	6.93%
2010	2,116	315,000	317,116	5.20%
Thereafter	11,937	1,265,269	1,277,206	5.93%

Sub-total	76,663	2,039,048	2,115,711	6.10%

Adjustment for unamortized debt discount/premium, net, as of March 31, 2006	(7,951)	--	(7,951)	--

Totals/Weighted Average:	$ 68,712	$ 2,039,048	$ 2,107,760	6.10%

(a)	Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of March 31, 2006 of 4.81 percent was used in calculating revolving credit facility.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Debt Maturities

(dollars in thousands)

April 1 – December 31, 2006		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2018	TOTALS

Secured Debt:

Monmouth Executive Center	$ 15,547												$ 15,547

6411 Ivy Lane	9,228												9,228

Mack-Cali Airport		$ 9,364											9,364

6406 Ivy Lane		14,289											14,289

6303 Ivy Lane		5,789											5,789

6404 Ivy Lane			$ 12,563										12,563

Prudential Portfolio					$ 150,000								150,000

2200 Renaissance Boulevard							$ 15,234						15,234

Soundview Plaza								$ 14,889					14,889

9200 Edmonston Road								4,229					4,229

6305 Ivy Lane									$ 5,707				5,707

6301 Ivy Lane									5,301				5,301

500 West Putnam Avenue											$ 22,325		22,325

23 Main Street												$ 26,566	26,566

Total Secured Debt:	$ 24,775	$ 29,442	$ 12,563	--	$ 150,000	--	$ 15,234	$ 19,118	$ 11,008	--	$ 22,325	$ 26,566	$ 311,031

Unsecured Debt:

Unsecured credit facility				$ 92,000									$ 92,000

7.250% unsecured notes due 3/09				300,000									300,000

5.050% unsecured notes due 4/10					$ 150,000								150,000

7.835% unsecured notes due 12/10					15,000								15,000
7.750% unsecured notes due 2/11						$ 300,000							300,000
5.250% unsecured notes due 1/12							$ 100,000						100,000
6.150% unsecured notes due 12/12							94,914						94,914
5.820% unsecured notes due 3/13								$ 26,105					26,105
4.600% unsecured notes due 6/13								100,000					100,000
5.125% unsecured notes due 2/14									$ 200,000				200,000
5.125% unsecured notes due 1/15										$ 150,000			150,000
5.80% unsecured notes due 1/16											$ 200,000		200,000

Total Unsecured Debt:	--	--	--	$ 392,000	$ 165,000	$ 300,000	$ 194,914	$126,105	$ 200,000	$ 150,000	$ 200,000	--	$ 1,728,019

Total Debt:	$ 24,775	$ 29,442	$ 12,563	$ 392,000	$ 315,000	$ 300,000	$ 210,148	$ 145,223	$ 211,008	$ 150,000	$ 222,325	$ 26,566	$ 2,039,050

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Debt Detail

(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	March 31, 2006	December 31, 2005	Date of Maturity

Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$ 299,305	$ 299,246	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,778	149,765	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,165	299,122	02/15/11
5.250%, $100,000 Face Amount Notes	public debt	5.457%	98,869	--	01/15/12
6.150%, $94,914 Face Amount Notes	public debt	6.894%	91,611	91,488	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,337	25,309	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,794	99,787	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	201,888	201,948	02/15/14
5.125%, $150,000 Face Amount Notes	public debt	5.297%	149,187	149,164	01/15/15
5.800%, $100,000 Face Amount Notes	public debt	5.806%	200,749	99,680	01/15/16

Total Senior Unsecured Notes:			$ 1,630,683	$ 1,430,509

Revolving Credit Facilities:

2004 Unsecured Facility (b)	23 Lenders	Libor +0.650%	$ 92,000	$ 227,000	11/23/09

Total Revolving Credit Facilities:			$ 92,000	$ 227,000

Property Mortgages: (c)

Monmouth Executive Center (d)	Lehman Brothers CMBS	4.980%	$ 15,860	$ 16,044	09/01/06
6411 Ivy Lane	Massachusetts Mutual Life Ins. Co.	5.588%	9,596	--	10/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,590	9,644	04/01/07
6406 Ivy Lane	Morgan Stanley Guaranty Trust Co.	5.570%	15,212	--	06/01/07
6303 Ivy Lane	State Farm Life Ins. Co.	5.567%	6,297	--	07/01/07
6404 Ivy Lane	TIAA	5.582%	14,123	--	08/01/08
Various (e)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
2200 Renaissance Boulevard	TIAA	5.888%	18,087	18,174	12/01/12
Soundview Plaza	TIAA	6.015%	18,326	18,427	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	5,328	--	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	7,420	--	01/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,939	--	07/01/14
500 West Putnam Avenue	New York Life Ins. Co.	5.520%	25,000	25,000	01/10/16
23 Main Street	JP Morgan CMBS	5.587%	33,500	33,500	09/01/18
Assumed Obligations	n/a	4.866%	49,799	53,241	05/01/09	(f)
Harborside - Plazas 2 and 3	Northwestern/Principal	--	--	144,642	--	(g)

Total Mortgages, Loans Payable and Other Obligations:			$ 385,077	$ 468,672

Total Debt:			$ 2,107,760	$ 2,126,181

(a)

Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $600 million.
(c)

Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	Mortgage is collateralized by three properties.
(e)	Mortgage is collateralized by seven properties.
(f)	The obligations mature at various times between May 2006 and May 2009.
(g)	On January 3, 2006, the Company paid off this mortgage loan through borrowings on the Company’s revolving credit facility.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

		Three Months Ended March 31,
Revenues	2006	2005

Base rents	$ 138,075	$ 132,236
Escalations and recoveries from tenants	22,820	18,339
Parking and other	2,581	1,761

Total revenues	163,476	152,336

Expenses

Real estate taxes	22,100	19,051
Utilities	15,443	11,896
Operating services	22,358	21,269
General and administrative	8,959	7,418
Depreciation and amortization	39,502	35,629
Interest expense	31,423	28,398
Interest and dividend income	(1,446)	(64)

Total expenses	138,339	123,597

Income from continuing operations before minority interests, equity in earnings of unconsolidated joint ventures and gains on sales of investments	25,137	28,739
Minority interest in Operating Partnership	(4,626)	(6,596)
Minority interest in consolidated joint ventures	--	(74)
Equity in earnings (loss) of unconsolidated joint ventures (net of minority interest), net	201	(277)
Gain on sale of investment in marketable securities (net of minority interest)	12,232	--
Gain on sale of investment in unconsolidated joint ventures (net of minority interest)	--	31

Income from continuing operations	32,944	21,823
Discontinued operations (net of minority interest):
Income from discontinued operations	153	1,918
Realized gains (losses) and unrealized losses on disposition of rental property, net	--	(798)

Total discontinued operations, net	153	1,120

Net income	33,097	22,943
Preferred stock dividends	(500)	(500)

Net income available to common shareholders	$ 32,597	$ 22,443

Basic earnings per common share:
Income from continuing operations	$ 0.53	$ 0.35
Discontinued operations	--	0.02

Net income available to common shareholders	$ 0.53	$ 0.37

Diluted earnings per common share:
Income from continuing operations	$ 0.52	$ 0.35
Discontinued operations	--	0.01

Net income available to common shareholders	$ 0.52	$ 0.36

Dividends declared per common share	$ 0.63	$ 0.63

Basic weighted average shares outstanding	61,988	61,184

Diluted weighted average shares outstanding	76,642	69,273

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts) (unaudited)

	March 31,	December 31,
Assets	2006	2005

Rental property
Land and leasehold interests	$ 677,409	$ 637,653
Buildings and improvements	3,637,419	3,539,003
Tenant improvements	318,703	307,664
Furniture, fixtures and equipment	7,428	7,432

	4,640,959	4,491,752
Less – accumulated depreciation and amortization	(747,039)	(722,980)

	3,893,920	3,768,772
Rental property held for sale, net	10,484	--

Net investment in rental property	3,904,404	3,768,772
Cash and cash equivalents	11,605	60,397
Marketable securities available for sale at fair value	--	50,847
Investments in unconsolidated joint ventures	63,164	62,138
Unbilled rents receivable, net	98,875	92,692
Deferred charges and other assets, net	216,770	197,634
Restricted cash	14,013	9,221
Accounts receivable, net of allowance for doubtful accounts
of $1,239 and $1,088	6,134	5,801

Total assets	$ 4,314,965	$ 4,247,502

Liabilities and Stockholders’ Equity

Senior unsecured notes	$ 1,630,683	$ 1,430,509
Revolving credit facility	92,000	227,000
Mortgages, loans payable and other obligations	385,077	468,672
Dividends and distributions payable	48,724	48,178
Accounts payable, accrued expenses and other liabilities	88,309	85,481
Rents received in advance and security deposits	52,160	47,685
Accrued interest payable	19,851	27,871

Total liabilities	2,316,804	2,335,396

Minority interest in Operating Partnership	485,581	400,819

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and
10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
62,230,447 and 62,019,646 shares outstanding	622	620
Additional paid-in capital	1,683,199	1,682,141
Unamortized stock compensation	--	(6,105)
Dividends in excess of net earnings	(196,241)	(189,579)
Accumulated other comprehensive loss	--	(790)

Total stockholders’ equity	1,512,580	1,511,287

Total liabilities and stockholders’ equity	$ 4,314,965	$ 4,247,502

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the three months ended March 31, 2006

(in thousands) (unaudited)

	Preferred Stock		Common Stock		Additional Paid-In	Unamortized Stock	Dividends in Excess of	Accumulated Other Comprehensive	Total Stockholders’
	Shares	Amount	Shares	Par value	Capital	Compensation	Net Earnings	Income (Loss)	Equity

Balance at January 1, 2006	10	$ 25,000	62,020	$ 620	$1,682,141	$ (6,105)	$ (189,579)	$ (790)	$ 1,511,287
Reclassification upon the adoption of FASB No. 123 (R)	--	--	--	--	(6,105)	6,105	--	--	--
Net income	--	--	--	--	--	--	33,097	--	33,097
Preferred stock dividends	--	--	--	--	--	--	(500)	--	(500)
Common stock dividends	--	--	--	--	--	--	(39,259)	--	(39,259)
Issuance of preferred stock	--	--	--	--	--	--	--	--	--
Redemption of common units for common stock	--	--	35	--	1,019	--	--	--	1,019
Shares issued under Dividend Reinvestment and Stock Purchase Plan	--	--	2	--	83	--	--	--	83
Stock options exercised	--	--	181	2	5,257	--	--	--	5,259
Stock options expense	--	--	--	--	37	--	--	--	37
Comprehensive Loss: Unrealized holding gain on marketable securities available for sale	--	--	--	--	--	--	--	15,850	15,850
Directors Deferred compensation plan	--	--	--	--	74	--	--	--	74
Amortization of stock compensation	--	--	--	--	693	--	--	--	693
Cancellation of restricted stock	--	--	(7)	--	--	--	--	--	--
Reclassification adjustment for realized gain included in net income	--	--	--	--	--	--	--	(15,060)	(15,060)

Balance at March 31, 2006	10	$ 25,000	62,231	$ 622	$1,683,199	$ --	$ (196,241)	$ --	$1,512,580

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended March 31,

	2006	2005

Net income available to common shareholders	$ 32,597	$ 22,443

Add: Minority interest in Operating Partnership	4,626	6,596

Minority interest in equity in earnings of unconsolidated joint ventures	46	(35)

Minority interest in gain on sale of investment in unconsolidated joint venture	--	4

Minority interest in gain on sale of investment in marketable securities	2,828	--

Minority interest in discontinued operations	35	141

Real estate-related depreciation and amortization on continuing operations (a)	40,494	36,491

Real estate-related depreciation and amortization on discontinued operations	140	571

Deduct: Gain on sale of investment in unconsolidated joint venture	--	(35)

Add: Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	--	897

Funds from operations available to common shareholders (b)	$ 80,766	$ 67,073

Diluted weighted average shares/units outstanding (c)	76,642	75,478

Funds from operations per share/unit – diluted	$ 1.05	$ 0.89

Dividend declared per common share	$ 0.63	$ 0.63

Dividend payout ratios:

Funds from operations-diluted	59.78%	70.89%

Supplemental Information:

Non-incremental revenue generating capital expenditures:

Building improvements	$ 1,955	$ 1,114

Tenant improvements and leasing commissions	$ 11,970	$ 10,263

Straight-line rent adjustments (d)	$ 6,393	$ 3,289

Amortization of (above)/below market lease intangibles, net	$ 664	$ 557

(a) Includes the Company’s share from unconsolidated joint ventures of $1,139 and $1,023 for the three months ended March 31, 2006 and 2005, respectively.

(b)        Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.

(c)        Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,330 shares and 13,829 shares for the three months ended March 31, 2006 and 2005, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

(d) Includes the Company’s share from unconsolidated joint ventures of $209 and $47 for the three months ended March 31, 2006 and 2005, respectively.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended March 31,

	2006	2005

Net income available to common shareholders	$ 0.52	$ 0.36

Add: Real estate-related depreciation and amortization on continuing operations (a)	0.53	0.48

Real estate-related depreciation and amortization on discontinued operations	--	0.01

Realized gains (losses) and unrealized losses on disposition of rental property, net	--	0.01

Minority Interest/Rounding Adjustment	--	0.03

Funds from operations available to common shareholders (b)	$ 1.05	$ 0.89

Diluted weighted average shares/units outstanding (c)	76,642	75,478

(a) Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended March 31, 2006 and 2005, respectively.

(b)    Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 12.

(c)    Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,330 shares and 13,829 shares for the three months ended March 31, 2006 and 2005, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended March 31,
	2006	2005

Basic weighted average shares outstanding:	61,988	61,184

Add: Weighted average common units	14,330	7,623

Basic weighted average shares/units:	76,318	68,807

Add: Stock options	324	466
Restricted Stock Awards	--	--
Stock warrants	--	--

Diluted weighted average shares outstanding:	76,642	69,273
Add: Weighted average preferred units (after conversion to common units)	--	6,205

Diluted weighted average shares/units outstanding:	76,642	75,478

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the three months ended March 31, 2006

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)

Office:
02/28/06	Capital Office Park (b)	Greenbelt, Prince George’s County, MD	7	842,258	$ 166,011

Total Property Acquisitions:			7	842,258	$ 166,011

For the year ended December 31, 2005

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company

Office:
03/02/05	101 Hudson Street (c)	Jersey City, Hudson County, NJ	1	1,246,283	$ 330,302
03/29/05	23 Main Street (c) (d)	Holmdel, Monmouth County, NJ	1	350,000	23,948
07/12/05	Monmouth Executive Center (e)	Freehold, Monmouth County, NJ	4	235,968	33,561

Total Property Acquisitions:			6	1,832,251	$ 387,811

(a)	Amounts are as of March 31, 2006.
(b)	This transaction was funded primarily through the assumption of $63.2 million of mortgage debt and the issuance of 1.9 million common operating partnership units valued at $87.2 million.
(c)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.
(d)

In addition to its initial investment, the Company intends to make additional investments related to the property of approximately $12,122, of which the Company has incurred $6,723 through March 31, 2006.

(c)	Transaction was funded primarily through cash on hand and assumption of mortgage debt.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Acquisition Property Profile

Property Name:	Capital Office Park

Product Type:	Office Building

Location:	Greenbelt, Prince George’s County, Maryland

Description:	Five Class A, eight-story office buildings, one Class A, seven-story office building and one Class A, four-story office building

Size:	842,258 square feet

Year Constructed:	9200 Edmonston Road: 1973
6301 Ivy Lane: 1979
6303 Ivy Lane: 1980
6305 Ivy Lane: 1982
6404 Ivy Lane: 1987
6406 Ivy Lane: 1991
6411 Ivy Lane: 1984

Closing Date:	February 28, 2006

Acquisition Cost:	$166.0 million

Funding Source:	Funded primarily through the assumption of mortgage debt and the issuance of common operating partnership units.

Percentage Leased:	84.7%

Number of Tenants:	89

Significant Tenants:	Hewlett-Packard Company (163,857 square feet)
United States of America (GSA) (95,088 square feet)
ASRC Aerospace Corporation (48,007 square feet)
Verizon Directories Sales (40,825 square feet)
Verizon Global Networks (30,152 square feet)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Summary of Construction Projects

(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 3/31/06	Total Estimated Costs	Current % Leased

Majority Owned:
AAA Operations Center	Hamilton, NJ	Office	2006-4Q	1	120,000	$ 1,965	$ 19,200	100%

Sub-total:				1	120,000	1,965	19,200	100%

Unconsolidated Joint Ventures:
Red Bank Corporate Plaza	Red Bank, NJ	Office	2007-3Q	1	92,878	3,776	27,050	100%

Sub-total:				1	92,878	3,776	27,050	100%

Grand Total:				2	212,878	$ 5,741	$ 46,250	100%

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space

Horizon Center	Hamilton	NJ	13.0	140,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (a)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (a)	East Rutherford	NJ	3.2	500,000	Hotel (c)
Elmsford Distribution Center (d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree	Media	PA	2.3	15,200	Office
Capital Office Park (d)	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Pyramid Pointe	Englewood	CO	1.6	24,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office

Total:			411.6	10,981,450

(a)	Land owned or controlled by unconsolidated joint venture in which Mack-Cali is an equity partner.
(b)	In addition, there are 21 acres of riparian property.
(c)	Hotel project can comprise up to 520 rooms.
(d)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Rental Property Sales

(dollars in thousands)

For the three months ended March 31, 2006

None

For the year ended December 31, 2005

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)

Office:

02/04/05	210 South 16th Street	Omaha, Douglas County, NE	1	318,224	$ 8,464	$ 8,210	$ 254
02/11/05	1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,075	2,344	(269)
02/15/05	3 Skyline Drive	Hawthorne, Westchester County, NY	1	75,668	9,587	8,856	731
05/11/05	201 Willowbrook Boulevard	Wayne, Passaic County, NJ (a)	1	178,329	17,696	17,705	(9)
06/03/05	600 Community Drive/ 111 East Shore Road	North Hempstead, Nassau County, NY	2	292,849	71,593	59,609	11,984
12/29/05	3600 South Yosemite	Denver, Denver County, CO	1	133,743	5,566	11,121	(5,555)

Total Office Property Sales:			7	1,081,389	$ 114,981	$ 107,845	$ 7,136

(a)

In connection with the sale, the Company provided a mortgage loan to the buyer of $12,000 which bears interest at 5.74 percent, matures in five years with a five year renewal option, and requires monthly payments of principal and interest.

Rental Property Held For Sale

(dollars in thousands)

At March 31, 2006

Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Book Value At 3/31/06

Office:
300 Westage Business Center Drive	Fishkill, Dutchess County, NY	1	118,727	$ 10,484

Totals:		1	118,727	$ 10,484

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

V. PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended March 31, 2006)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/05	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/06 (c)	Pct. Leased 3/31/06	Pct. Leased 12/31/05

Northeast

Northern NJ	11,453,904	-	(406,597)	303,474	(103,123)	11,350,781	88.8%	89.6%

Central NJ	4,263,823	-	(109,687)	101,313	(8,374)	4,255,449	89.9%	90.1%

Westchester Co., NY	4,598,540	-	(241,699)	209,058	(32,641)	4,565,899	95.4%	96.0%

Sub. Philadelphia	3,364,652	-	(125,890)	117,078	(8,812)	3,355,840	90.7%	91.0%

Fairfield, CT	738,123	-	(11,297)	12,736	1,439	739,562	86.8%	86.6%

Washington, DC/MD	399,204	713,492	(6,109)	9,140	3,031	1,115,727	86.3%	88.6%

Dutchess/Rockland Co., NY	277,426	-	(9,343)	13,225	3,882	281,308	94.2%	92.9%

Total Northeast	25,095,672	713,492	(910,622)	766,024	(144,598)	25,664,566	90.2%	90.9%

Other

Colorado	1,387,117	-	(29,578)	33,064	3,486	1,390,603	97.1%	96.9%

San Francisco	366,469	-	(14,839)	15,424	585	367,054	81.4%	81.3%

Total Other	1,753,586	-	(44,417)	48,488	4,071	1,757,657	93.4%	93.2%

Company Totals	26,849,258	713,492	(955,039)	814,512	(140,527)	27,422,223	90.4%	91.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2005	29,494,371

Total sq. ft. of properties added this period	842,258

Total sq. ft. of properties sold this period	-

Total sq. ft. as of March 31, 2006	30,336,629

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2006 aggregating 95,861 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Leasing Statistics

(For the three months ended March 31, 2006)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast

Northern NJ	Office	32	285,399	163,783	121,616	5.8	24.85	4.60

	Office/Flex	3	18,075	-	18,075	4.2	17.52	0.75

Central NJ	Office	16	96,700	24,815	71,885	5.0	24.89	3.46

	Office/Flex	2	4,613	1,853	2,760	5.0	18.82	5.48

Westchester Co., NY	Office	29	113,553	44,957	68,596	5.9	23.51	4.08

	Office/Flex	17	95,505	33,490	62,015	6.0	18.05	2.20

Sub. Philadelphia	Office	17	84,678	25,522	59,156	4.1	24.54	3.77

	Office/Flex	4	32,400	32,400	-	6.8	9.57	1.62

Fairfield, CT	Office	5	12,736	7,459	5,277	5.9	25.12	4.83

Washington, DC/MD	Office	2	9,140	4,357	4,783	3.9	32.58	5.77

Dutchess/Rockland Co., NY	Office	4	13,225	9,325	3,900	4.7	23.54	4.54

Total Northeast		131	766,024	347,961	418,063	5.5	22.99	3.61

Other

Colorado	Office	6	33,064	7,756	25,308	4.3	16.38	1.97

San Francisco	Office	33	15,424	2,370	13,054	2.3	27.55	1.44

Total Other		39	48,488	10,126	38,362	3.7	19.93	1.86

Company Totals		170	814,512	358,087	456,425	5.4	22.81	3.53

Detail by Property Type

	Office	144	663,919	290,344	373,575	5.3	24.31	4.01

	Office/Flex	26	150,593	67,743	82,850	5.9	16.19	2.02

Company Totals		170	814,512	358,087	456,425	5.4	22.81	3.53

Tenant Retention:	Leases Retained	65.0%
	Sq. Ft. Retained	47.8%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $9,703,468 and commissions of $3,190,496 committed, but not necessarily expended, during the period for second generation space aggregating 699,575 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Leasing Statistics

(For the three months ended March 31, 2006)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/05	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/06	Pct. Leased 3/31/06	Pct. Leased 12/31/05

New York	152,983	-	-	-	-	152,983	65.9%	65.9%

California	275,838	-	-	-	-	275,838	90.3%	90.3%

Totals	428,821	-	-	-	-	428,821	79.8%	79.8%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2005	537,618

Total sq. ft. of properties added/sold this period	-

Total sq. ft. as of March 31, 2006	537,618

DETAIL OF TRANSACTION ACTIVITY

No activity this period.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)

Jersey City, NJ	104,761,342	18.2	4,317,978	14.3
Newark, NJ (Essex-Morris-Union Counties)	102,576,473	17.9	5,674,820	18.7
New York, NY (Westchester-Rockland Counties)	91,199,665	15.9	4,968,420	16.4
Bergen-Passaic, NJ	86,764,732	15.1	4,351,762	14.3
Philadelphia, PA-NJ	55,378,164	9.7	3,617,994	11.9
Washington, DC-MD-VA-WV	28,198,340	4.9	1,292,807	4.3
Monmouth-Ocean, NJ	25,311,242	4.4	1,620,863	5.3
Trenton, NJ (Mercer County)	16,840,015	2.9	767,365	2.5
Middlesex-Somerset-Hunterdon, NJ	15,415,221	2.7	791,051	2.6
Denver, CO	14,973,939	2.6	951,202	3.1
Stamford-Norwalk, CT	12,966,662	2.3	706,510	2.3
San Francisco, CA	8,333,105	1.5	450,891	1.5
Bridgeport, CT	2,342,263	0.4	145,487	0.5
Colorado Springs, CO	2,340,725	0.4	209,987	0.7
Boulder-Longmont, CO	2,315,814	0.4	270,421	0.9
Dutchess County, NY	2,139,787	0.4	118,727	0.4
Atlantic-Cape May, NJ	1,924,651	0.3	80,344	0.3

Totals	573,782,140	100.0	30,336,629	100.0

(a)

Annualized base rental revenue is based on actual March 2006 billings times 12. For leases whose rent commences after April 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)

Includes leases in effect as of the period end date, some of which have commencement dates in the future (including a lease consisting of 15,125 square feet scheduled to commence in 2009), and leases expiring March 31, 2006 aggregating 95,861 square feet and representing annualized rent of $2,334,727 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)

Securities, Commodity Contracts & Other Financial	100,480,462	17.5	3,835,719	14.1
Manufacturing	48,381,482	8.4	2,417,664	9.0
Insurance Carriers & Related Activities	47,362,678	8.3	2,166,580	8.0
Computer System Design Services	30,996,452	5.4	1,494,845	5.5
Telecommunications	29,798,661	5.2	1,403,920	5.2
Health Care & Social Assistance	26,250,790	4.6	1,376,667	5.1
Legal Services	24,190,899	4.2	984,753	3.6
Credit Intermediation & Related Activities	23,829,185	4.2	1,006,355	3.7
Wholesale Trade	22,344,135	3.9	1,430,796	5.3
Scientific Research/Development	19,316,726	3.4	900,134	3.3
Accounting/Tax Prep.	17,325,978	3.0	753,475	2.8
Retail Trade	16,227,167	2.8	968,571	3.6
Other Professional	15,472,337	2.7	644,978	2.4
Public Administration	14,423,912	2.5	562,686	2.1
Advertising/Related Services	13,497,190	2.4	584,111	2.2
Information Services	11,979,915	2.1	578,477	2.1
Other Services (except Public Administration)	11,677,255	2.0	693,956	2.6
Architectural/Engineering	10,879,056	1.9	477,883	1.8
Real Estate & Rental & Leasing	10,588,428	1.8	582,194	2.2
Arts, Entertainment & Recreation	10,470,114	1.8	665,656	2.5
Broadcasting	6,837,512	1.2	457,600	1.7
Utilities	6,474,687	1.1	320,522	1.2
Construction	6,293,853	1.1	312,441	1.2
Data Processing Services	5,953,455	1.0	263,082	1.0
Publishing Industries	5,945,402	1.0	262,609	1.0
Transportation	5,617,180	1.0	318,338	1.2
Educational Services	5,493,517	1.0	279,389	1.0
Management of Companies & Finance	4,371,959	0.8	187,389	0.7
Admin & Support, Waste Mgt. & Remediation Services	4,035,546	0.7	259,971	1.0
Specialized Design Services	3,348,120	0.6	159,292	0.6
Other	13,918,087	2.4	634,597	2.3

Totals	573,782,140	100.0	26,984,650	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)

Annualized base rental revenue is based on actual March 2006 billings times 12. For leases whose rent commences after April 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)

Includes leases in effect as of the period end date, some of which have commencement dates in the future (including a lease consisting of 15,125 square feet scheduled to commence in 2009), and leases expiring March 31, 2006 aggregating 95,861 square feet and representing annualized rent of $2,334,727 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Consolidated Portfolio Analysis (a)

(as of March 31, 2006)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	94	34.3%	50	18.3%	--	--	--	--	--	--	144	52.6%

New York	21	7.7%	41	15.0%	6	2.2%	2	0.7%	2	0.7%	72	26.3%

Pennsylvania	18	6.6%	--	--	--	--	--	--	--	--	18	6.6%

Connecticut	4	1.5%	5	1.8%	--	--	--	--	--	--	9	3.3%

Wash., D.C./ Maryland	10	3.6%	--	--	--	--	--	--	--	--	10	3.6%

Sub-total Northeast:	147	53.7%	96	35.1%	6	2.2%	2	0.7%	2	0.7%	253	92.4%

California	2	0.7%	--	--	--	--	--	--	--	--	2	0.7%

Colorado	19	6.9%	--	--	--	--	--	--	--	--	19	6.9%

TOTALS By Type:	168	61.3%	96	35.1%	6	2.2%	2	0.7%	2	0.7%	274	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Consolidated Portfolio Analysis (a)

(as of March 31, 2006)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total

New Jersey	16,918,908	55.8%	2,277,531	7.5%	--	--	--	--	19,196,439	63.3%

New York	2,333,635	7.7%	2,348,812	7.7%	387,400	1.3%	17,300	0.1%	5,087,147	16.8%

Pennsylvania	2,025,738	6.7%	--	--	--	--	--	--	2,025,738	6.7%

Connecticut	578,997	1.9%	273,000	0.9%	--	--	--	--	851,997	2.8%

Wash., D.C./ Maryland	1,292,807	4.3%	--	--	--	--	--	--	1,292,807	4.3%

Sub-total Northeast	23,150,085	76.4%	4,899,343	16.1%	387,400	1.3%	17,300	0.1%	28,454,128	93.9%

California	450,891	1.5%	--	--	--	--	--	--	450,891	1.5%

Colorado	1,431,610	4.6%	--	--	--	--	--	--	1,431,610	4.6%

TOTALS By Type:	25,032,586	82.5%	4,899,343	16.1%	387,400	1.3%	17,300	0.1%	30,336,629	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Consolidated Portfolio Analysis (a)

(Year ended March 31, 2006)

Breakdown by Base Rental Revenue (b)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	337,822	61.7%	18,991	3.4%	--	--	--	--	--	--	356,813	65.1%

New York	53,118	9.7%	32,840	6.0%	4,230	0.8%	435	0.1%	295	0.1%	90,918	16.7%

Pennsylvania	42,312	7.7%	--	--	--	--	--	--	--	--	42,312	7.7%

Connecticut	11,424	2.1%	3,864	0.7%	--	--	--	--	--	--	15,288	2.8%

Wash., D.C./ Maryland	11,937	2.2%	--	--	--	--	--	--	--	--	11,937	2.2%

Sub-total Northeast:	456,613	83.4%	55,695	10.1%	4,230	0.8%	435	0.1%	295	0.1%	517,268	94.5%

California	11,273	2.0%	--	--	--	--	--	--	--	--	11,273	2.0%

Colorado	18,980	3.5%	--	--	--	--	--	--	--	--	18,980	3.5%

TOTALS By Type:	486,866	88.9%	55,695	10.1%	4,230	0.8%	435	0.1%	295	0.1%	547,521	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.
(b)

Total base rent for the 12 months ended March 31, 2006, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Consolidated Portfolio Analysis (a) (b)

(as of March 31, 2006)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State

New Jersey	89.2%	90.8%	--	--	89.4%

New York	95.0%	95.1%	97.8%	100.0%	95.3%

Pennsylvania	89.3%	--	--	--	89.3%

Connecticut	81.3%	98.4%	--	--	86.8%

Washington, D.C./ Maryland	86.3%	--	--	--	86.3%

Sub-total Northeast	89.4%	93.3%	97.8%	100.0%	90.2%

California	81.4%	--	--	--	81.4%

Colorado	97.1%	--	--	--	97.1%

WEIGHTED AVG. By Type:	89.7%	93.3%	97.8%	100.0%	90.4%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including, at March 31, 2006, a lease with commencement date substantially in the future consisting of 15,125 square feet scheduled to commence in 2009), as well as leases expiring March 31, 2006 aggregating 95,861 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.17	23.53
200 Decadon Drive	1991	39,922	100.0	923	0.17	23.12

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,460	0.63	24.20
Fort Lee
One Bridge Plaza	1981	200,000	60.8	4,466	0.82	36.73
2115 Linwood Avenue	1981	68,000	82.6	1,295	0.24	23.06
Little Ferry
200 Riser Road	1974	286,628	100.0	1,967	0.36	6.86
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.15	16.69
135 Chestnut Ridge Road	1981	66,150	99.7	1,505	0.27	22.82
Paramus
15 East Midland Avenue	1988	259,823	100.0	5,959	1.09	22.93
140 East Ridgewood Avenue	1981	239,680	90.4	4,684	0.86	21.62
461 From Road	1988	253,554	98.6	6,064	1.11	24.26
650 From Road	1978	348,510	99.3	8,072	1.47	23.32
61 South Paramus Avenue	1985	269,191	97.4	6,493	1.19	24.76
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,400	0.26	27.03
365 West Passaic Street	1976	212,578	94.5	4,055	0.74	20.19
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.35	15.72
10 Mountainview Road	1986	192,000	100.0	4,126	0.75	21.49
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.36	21.86
470 Chestnut Ridge Road	1987	52,500	30.7	991	0.18	61.49
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.21	20.38
50 Tice Boulevard	1984	235,000	100.0	6,043	1.10	25.71
300 Tice Boulevard	1991	230,000	100.0	6,174	1.13	26.84

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	92.8	1,296	0.24	18.87
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.19	14.09
232 Strawbridge Drive	1986	74,258	98.8	1,228	0.22	16.74

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,055	1.28	28.51
Roseland
101 Eisenhower Parkway	1980	237,000	96.4	5,423	0.99	23.74
103 Eisenhower Parkway	1985	151,545	82.2	3,070	0.56	24.64
105 Eisenhower Parkway	2001	220,000	80.7	3,631	0.66	20.45

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	44.8	2,660	0.49	14.84
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,383	3.35	24.15
Harborside Financial Center Plaza 3	1990	725,600	100.0	17,392	3.18	23.97
Harborside Financial Center Plaza 4-A	2000	207,670	97.5	6,531	1.19	32.26
Harborside Financial Center Plaza 5	2002	977,225	97.6	31,623	5.78	33.16
101 Hudson Street	1992	1,246,283	100.0	28,192	5.14	22.62

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.25	14.45
Princeton
103 Carnegie Center	1984	96,000	100.0	2,102	0.38	21.90
100 Overlook Center	1988	149,600	100.0	4,162	0.76	27.82
5 Vaughn Drive	1987	98,500	94.0	2,292	0.42	24.75

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	358	0.07	8.95
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,460	0.45	15.38
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,768	0.32	15.37
30 Knightsbridge Road, Bldg. 5	1977	332,607	43.6	227	0.04	1.57
30 Knightsbridge Road, Bldg. 6	1977	72,743	47.2	30	0.01	0.87
Plainsboro
500 College Road East	1984	158,235	91.1	4,325	0.79	30.00
South Brunswick
3 Independence Way	1983	111,300	38.8	511	0.09	11.83
Woodbridge
581 Main Street	1991	200,000	100.0	4,423	0.81	22.12

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way (e)	1989	44,524	90.9	513	0.09	17.59
3 Paragon Way (e)	1991	66,898	69.3	443	0.08	13.26
4 Paragon Way (e)	2002	63,989	100.0	836	0.15	18.13
100 Willowbrook Road (e)	1988	60,557	74.8	601	0.11	18.41
Holmdel
23 Main Street	1977	350,000	100.0	4,640	0.85	13.26
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	2,333	0.43	19.03
One River Centre Bldg. 2	1983	120,360	100.0	2,766	0.51	22.98
One River Centre Bldg. 3	1984	214,518	88.3	4,361	0.80	23.02
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.44	13.33
Wall Township
1305 Campus Parkway	1988	23,350	92.4	313	0.06	14.51
1350 Campus Parkway	1990	79,747	99.9	1,592	0.29	19.98

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	98.5	3,978	0.73	24.02

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Plains
250 Johnson Road	1977	75,000	100.0	1,584	0.29	21.12
201 Littleton Road	1979	88,369	88.9	1,783	0.33	22.70
Morris Township
412 Mt. Kemble Avenue	1986	475,100	0.0	1,200	0.22	0.00
Parsippany
4 Campus Drive	1983	147,475	91.1	3,390	0.62	25.23
6 Campus Drive	1983	148,291	76.6	2,072	0.38	18.24
7 Campus Drive	1982	154,395	0.0	1,527	0.28	0.00
8 Campus Drive	1987	215,265	100.0	6,338	1.16	29.44
9 Campus Drive	1983	156,495	92.0	3,650	0.67	25.35
4 Century Drive	1981	100,036	71.9	1,299	0.24	18.06
5 Century Drive	1981	79,739	97.3	2,073	0.38	26.72
6 Century Drive	1981	100,036	72.8	106	0.02	1.46
2 Dryden Way	1990	6,216	100.0	115	0.02	18.50
4 Gatehall Drive	1988	248,480	79.0	5,022	0.92	25.58
2 Hilton Court	1991	181,592	100.0	5,065	0.93	27.89
1633 Littleton Road	1978	57,722	100.0	1,131	0.21	19.59
600 Parsippany Road	1978	96,000	69.3	1,224	0.22	18.40
1 Sylvan Way	1989	150,557	100.0	3,502	0.64	23.26
5 Sylvan Way	1989	151,383	98.0	3,759	0.69	25.34
7 Sylvan Way	1987	145,983	100.0	3,000	0.55	20.55
5 Wood Hollow Road	1979	317,040	92.7	4,414	0.81	15.02

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	92.3	1,555	0.28	22.46
Totowa
999 Riverview Drive	1988	56,066	100.0	955	0.17	17.03

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	627	0.11	21.08
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.24	19.92
Bernards
106 Allen Road	2000	132,010	93.2	2,807	0.51	22.81
Bridgewater
721 Route 202/206	1989	192,741	87.8	3,847	0.70	22.73

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.5	4,644	0.85	25.57
Cranford
6 Commerce Drive	1973	56,000	100.0	1,233	0.23	22.02
11 Commerce Drive (c)	1981	90,000	93.9	1,232	0.23	14.58
12 Commerce Drive	1967	72,260	95.1	913	0.17	13.29
14 Commerce Drive	1971	67,189	100.0	1,317	0.24	19.60
20 Commerce Drive	1990	176,600	100.0	3,613	0.66	20.46
25 Commerce Drive	1971	67,749	100.0	1,403	0.26	20.71
65 Jackson Drive	1984	82,778	100.0	1,951	0.36	23.57

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

New Providence
890 Mountain Avenue	1977	80,000	87.1	1,817	0.33	26.08

Total New Jersey Office		16,918,908	89.2	337,822	61.73	22.46

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive (f)	1987	118,727	85.3	2,115	0.39	20.88

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,301	0.79	23.89

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	99.5	1,138	0.21	19.06
101 Executive Boulevard	1971	50,000	45.3	646	0.12	28.52
555 Taxter Road	1986	170,554	100.0	3,990	0.73	23.39
565 Taxter Road	1988	170,554	100.0	3,829	0.70	22.45
570 Taxter Road	1972	75,000	100.0	1,815	0.33	24.20
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.07	19.41
2 Skyline Drive	1987	30,000	98.9	426	0.08	14.36
7 Skyline Drive	1987	109,000	100.0	2,429	0.44	22.28
17 Skyline Drive	1989	85,000	51.7	1,200	0.22	27.31
19 Skyline Drive	1982	248,400	100.0	4,471	0.82	18.00
Tarrytown
200 White Plains Road	1982	89,000	87.5	1,984	0.36	25.48
220 White Plains Road	1984	89,000	91.8	1,899	0.35	23.24
White Plains
1 Barker Avenue	1975	68,000	97.3	1,766	0.32	26.69
3 Barker Avenue	1983	65,300	100.0	1,748	0.32	26.77
50 Main Street	1985	309,000	100.0	8,965	1.63	29.01
11 Martine Avenue	1987	180,000	96.1	4,847	0.89	28.02
1 Water Street	1979	45,700	95.4	973	0.18	22.32
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,716	0.50	24.25
3 Executive Plaza	1987	58,000	100.0	1,468	0.27	25.31

Total New York Office		2,333,635	95.0	53,118	9.72	23.95

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,571	0.29	27.05
1055 Westlakes Drive	1990	118,487	96.8	2,912	0.53	25.39
1205 Westlakes Drive	1988	130,265	62.2	2,532	0.46	31.25
1235 Westlakes Drive	1986	134,902	91.3	2,704	0.49	21.95

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.47	26.85
200 Stevens Drive	1987	208,000	100.0	5,598	1.02	26.91
300 Stevens Drive	1992	68,000	100.0	1,324	0.24	19.47

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

Media
1400 Providence Road – Center I	1986	100,000	95.5	1,889	0.35	19.78
1400 Providence Road – Center II	1990	160,000	97.6	3,495	0.64	22.38
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	74.4	2,101	0.38	22.45
Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,373	0.25	22.82
16 Sentry Parkway	1988	93,093	96.7	2,360	0.43	26.22
18 Sentry Parkway	1988	95,010	97.6	2,121	0.39	22.87
King of Prussia
2200 Renaissance Boulevard	1985	174,124	91.1	3,574	0.65	22.53
Lower Providence
1000 Madison Avenue	1990	100,700	36.0	716	0.13	19.75
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	95.6	2,891	0.53	18.03
Five Sentry Parkway East	1984	91,600	100.0	1,951	0.36	21.30
Five Sentry Parkway West	1984	38,400	69.8	649	0.12	24.21

Total Pennsylvania Office		2,025,738	89.3	42,312	7.73	23.38

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	100.0	3,335	0.61	27.51
Norwalk
40 Richards Avenue	1985	145,487	68.3	2,466	0.45	24.82
Shelton
1000 Bridgeport Avenue	1986	133,000	88.1	2,003	0.37	17.09
Stamford
1266 East Main Street	1984	179,260	74.3	3,620	0.66	27.18

Total Connecticut Office		578,997	81.3	11,424	2.09	24.26

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	88.0	4,865	0.89	32.61
1400 L Street, NW	1987	159,000	87.3	3,049	0.56	21.97

Total District of Columbia Office		328,549	87.6	7,914	1.45	27.51

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road (e)	1973	38,690	100.0	80	0.01	23.58
6301 Ivy Lane (e)	1979	112,003	75.2	166	0.03	22.48
6303 Ivy Lane (e)	1980	112,047	87.4	214	0.04	24.93
6305 Ivy Lane (e)	1982	112,022	73.7	147	0.03	20.31
6404 Ivy Lane (e)	1987	165,234	76.7	226	0.04	20.34
6406 Ivy Lane (e)	1991	163,857	100.0	236	0.04	16.43
6411 Ivy Lane (e)	1984	138,405	86.3	239	0.04	22.82
Lanham
4200 Parliament Place	1989	122,000	93.7	2,715	0.50	23.75

Total Maryland Office		964,258	85.8	4,023	0.73	21.30

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	87.9	1,759	0.32	15.96
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	830	0.15	11.43
5350 South Roslyn Street	1982	63,754	100.0	1,038	0.19	16.28

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Drive	1997	37,574	81.1	211	0.04	6.92
303 South Technology Drive-A	1997	34,454	100.0	270	0.05	7.84
303 South Technology Drive-B	1997	40,416	100.0	316	0.06	7.82
Louisville
248 Centennial Parkway	1996	39,266	100.0	313	0.06	7.97
1172 Century Drive	1996	49,566	100.0	396	0.07	7.99
285 Century Place	1997	69,145	100.0	761	0.14	11.01

DENVER COUNTY, COLORADO
Denver
8181 East Tufts Avenue	2001	185,254	98.6	4,256	0.78	23.30

DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street (c)	1996	102,877	98.1	1,262	0.23	12.50
Englewood
67 Inverness Drive East	1996	54,280	100.0	337	0.06	6.21
384 Inverness Parkway	1985	51,523	94.9	698	0.13	14.28
400 Inverness Parkway	1997	111,608	98.3	1,636	0.30	14.91
9777 Pyramid Court	1995	120,281	95.1	1,499	0.27	13.10

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	100.0	546	0.10	11.53
1975 Research Parkway	1997	115,250	98.7	1,151	0.21	10.12
2375 Telstar Drive	1998	47,369	100.0	547	0.10	11.55

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	96.3	1,154	0.21	18.84

Total Colorado Office		1,431,610	97.1	18,980	3.47	13.65

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	85.3	3,897	0.71	24.90
760 Market Street	1908	267,446	78.7	7,376	1.34	35.04

Total California Office		450,891	81.4	11,273	2.05	30.72

TOTAL OFFICE PROPERTIES		25,032,586	89.7	486,866	88.97	22.33

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	82.5	459	0.08	8.63
5 Terri Lane	1992	74,555	91.7	609	0.11	8.91
Moorestown
2 Commerce Drive	1986	49,000	76.3	270	0.05	7.22
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	87.5	194	0.04	5.77
201 Commerce Drive	1986	38,400	75.0	150	0.03	5.21
202 Commerce Drive	1988	51,200	100.0	303	0.06	5.92
1 Executive Drive	1989	20,570	81.1	156	0.03	9.35
2 Executive Drive	1988	60,800	73.3	347	0.06	7.79
101 Executive Drive	1990	29,355	100.0	271	0.05	9.23
102 Executive Drive	1990	64,000	100.0	395	0.07	6.17
225 Executive Drive	1990	50,600	48.6	320	0.06	13.01
97 Foster Road	1982	43,200	75.5	187	0.03	5.73
1507 Lancer Drive	1995	32,700	100.0	17	0.00	0.52
1510 Lancer Drive	1998	88,000	100.0	413	0.08	4.69
1245 North Church Street	1998	52,810	100.0	398	0.07	7.54
1247 North Church Street	1998	52,790	100.0	406	0.07	7.69
1256 North Church Street	1984	63,495	100.0	428	0.08	6.74
840 North Lenola Road	1995	38,300	100.0	356	0.07	9.30
844 North Lenola Road	1995	28,670	100.0	152	0.03	5.30
915 North Lenola Road	1998	52,488	100.0	296	0.05	5.64
2 Twosome Drive	2000	48,600	100.0	395	0.07	8.13
30 Twosome Drive	1997	39,675	58.2	168	0.03	7.28
31 Twosome Drive	1998	84,200	100.0	456	0.08	5.42
40 Twosome Drive	1996	40,265	100.0	261	0.05	6.48
41 Twosome Drive	1998	43,050	91.6	224	0.04	5.68
50 Twosome Drive	1997	34,075	100.0	257	0.05	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	195	0.04	14.69
200 Horizon Drive	1991	45,770	100.0	591	0.11	12.91
300 Horizon Drive	1989	69,780	95.7	1,102	0.20	16.50
500 Horizon Drive	1990	41,205	100.0	611	0.11	14.83

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	542	0.10	15.49
1340 Campus Parkway	1992	72,502	100.0	697	0.13	9.61
1345 Campus Parkway	1995	76,300	100.0	881	0.16	11.55
1433 Highway 34	1985	69,020	66.0	522	0.10	11.46
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	222	0.04	10.49

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.10	13.71
2 Center Court	1998	30,600	69.4	243	0.04	11.44
11 Commerce Way	1989	47,025	100.0	549	0.10	11.67
20 Commerce Way	1992	42,540	24.1	365	0.07	35.60
29 Commerce Way	1990	48,930	100.0	690	0.13	14.10
40 Commerce Way	1987	50,576	100.0	684	0.12	13.52
45 Commerce Way	1992	51,207	64.5	339	0.06	10.26
60 Commerce Way	1988	50,333	100.0	643	0.12	12.77
80 Commerce Way	1996	22,500	88.7	303	0.06	15.18
100 Commerce Way	1996	24,600	100.0	331	0.06	13.46
120 Commerce Way	1994	9,024	100.0	115	0.02	12.74
140 Commerce Way	1994	26,881	99.5	343	0.06	12.82

Total New Jersey Office/Flex		2,277,531	90.8	18,991	3.48	9.18

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	427	0.08	13.43
75 Clearbrook Road	1990	32,720	100.0	702	0.13	21.45
125 Clearbrook Road	2002	33,000	100.0	712	0.13	21.58
150 Clearbrook Road	1975	74,900	84.9	906	0.17	14.25
175 Clearbrook Road	1973	98,900	100.0	1,559	0.28	15.76
200 Clearbrook Road	1974	94,000	99.8	1,179	0.22	12.57
250 Clearbrook Road	1973	155,000	97.3	1,384	0.25	9.18
50 Executive Boulevard	1969	45,200	95.5	427	0.08	9.89
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	50.4	246	0.04	15.75
300 Executive Boulevard	1970	60,000	100.0	581	0.11	9.68
350 Executive Boulevard	1970	15,400	98.8	296	0.05	19.45
399 Executive Boulevard	1962	80,000	100.0	1,024	0.19	12.80
400 Executive Boulevard	1970	42,200	100.0	776	0.14	18.39
500 Executive Boulevard	1970	41,600	100.0	681	0.12	16.37
525 Executive Boulevard	1972	61,700	83.6	814	0.15	15.78
1 Westchester Plaza	1967	25,000	100.0	329	0.06	13.16
2 Westchester Plaza	1968	25,000	100.0	495	0.09	19.80
3 Westchester Plaza	1969	93,500	100.0	561	0.10	6.00
4 Westchester Plaza	1969	44,700	99.8	643	0.12	14.41
5 Westchester Plaza	1969	20,000	88.9	313	0.06	17.60
6 Westchester Plaza	1968	20,000	100.0	329	0.06	16.45
7 Westchester Plaza	1972	46,200	100.0	755	0.14	16.34
8 Westchester Plaza	1971	67,200	100.0	949	0.17	14.12
Hawthorne
200 Saw Mill River Road	1965	51,100	88.8	620	0.11	13.66
4 Skyline Drive	1987	80,600	92.2	1,279	0.23	17.21
5 Skyline Drive	1980	124,022	100.0	1,648	0.29	13.29
6 Skyline Drive	1980	44,155	100.0	330	0.06	7.47
8 Skyline Drive	1985	50,000	98.7	903	0.16	18.30
10 Skyline Drive	1985	20,000	100.0	143	0.03	7.15

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive	1989	45,000	100.0	803	0.15	17.84
12 Skyline Drive	1999	46,850	85.1	625	0.11	15.68
15 Skyline Drive	1989	55,000	54.7	724	0.13	24.07
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,496	0.27	19.53
200 Corporate Boulevard South	1990	84,000	99.8	1,348	0.25	16.08
4 Executive Plaza	1986	80,000	73.7	946	0.17	16.04
6 Executive Plaza	1987	80,000	98.0	1,221	0.22	15.57
1 Odell Plaza	1980	106,000	99.9	1,478	0.27	13.96
3 Odell Plaza	1984	71,065	100.0	1,597	0.29	22.47
5 Odell Plaza	1983	38,400	99.6	656	0.12	17.15
7 Odell Plaza	1984	42,600	99.6	715	0.13	16.85

Total New York Office/Flex		2,348,812	95.1	32,840	5.97	14.70

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,165	0.21	13.24
500 West Avenue	1988	25,000	82.3	456	0.08	22.16
550 West Avenue	1990	54,000	100.0	884	0.16	16.37
600 West Avenue	1999	66,000	100.0	804	0.15	12.18
650 West Avenue	1998	40,000	100.0	555	0.10	13.88

Total Connecticut Office/Flex		273,000	98.4	3,864	0.70	14.39

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	93.3	55,695	10.15	12.19

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/06 (%) (a)	2006 Base Rent ($000’s) (b) (c)	Percentage of Total 2006 Base Rent (%)	2006 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	82	0.01	12.42
2 Warehouse Lane	1957	10,900	100.0	159	0.03	14.59
3 Warehouse Lane	1957	77,200	100.0	324	0.06	4.20
4 Warehouse Lane	1957	195,500	96.7	2,159	0.38	11.42
5 Warehouse Lane	1957	75,100	97.1	994	0.18	13.63
6 Warehouse Lane	1982	22,100	100.0	512	0.09	23.17

Total Industrial/Warehouse Properties		387,400	97.8	4,230	0.75	11.17

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.04	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	240	0.04	30.00

Total Retail Properties		17,300	100.0	435	0.08	25.14

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	181	0.03	--

Total Land Leases		--	--	295	0.05	--

TOTAL PROPERTIES		30,336,629	90.4	547,521 (g)	100.00	20.50

(a)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future (including a lease with commencement date substantially in the future consisting of 15,125 square feet scheduled to commence in 2009), and leases expiring March 31, 2006 aggregating 95,861 square feet (representing 0.3 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)

Total base rent for the 12 months ended March 31, 2006, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)

Base rent for the 12 months ended March 31, 2006, divided by net rentable square feet leased at March 31, 2006. For those properties acquired during the 12 months ended March 31, 2006, amounts are annualized, as per Note e.

(e)

As this property was acquired by the Company during the 12 months ended March 31, 2006, the amounts represented in 2006 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property’s full year results. For comparison purposes, the amounts represented in 2006 average base rent per sq. ft. for this property have been calculated by taking 2006 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at March 31, 2006. These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended March 31, 2006.

(f)	This property was identified as held for sale by the Company as of March 31, 2006 and is classified as discontinued operations in the 2006 financial statements.
(g)	Includes $2,115 pertaining to properties identified as held for sale, which are classified as discontinued operations in the 2006 financial statements.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of March 31, 2006, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration

New Cingular Wireless PCS, LLC	3	11,274,463	1.9	456,190	1.7	2014	(b)
Morgan Stanley D.W., Inc.	5	9,375,915	1.5	381,576	1.4	2013	(c)
Credit Suisse First Boston	1	9,196,912	1.5	271,953	1.0	2012	(d)
Merrill Lynch	2	8,503,701	1.5	497,049	1.8	2012	(e)
Keystone Mercy Health Plan	2	7,790,929	1.4	303,149	1.1	2015
United States of America-GSA	11	7,785,996	1.4	266,008	1.0	2015	(f)
National Union Fire Insurance	1	7,711,023	1.3	317,799	1.2	2012
Prentice-Hall, Inc.	1	7,694,097	1.3	474,801	1.8	2014
Forest Laboratories Inc.	2	6,961,107	1.2	202,857	0.8	2017	(g)
Cendant Operations Inc.	2	6,839,418	1.2	296,934	1.1	2011	(h)
Allstate Insurance Company	11	6,642,253	1.2	286,418	1.1	2011	(i)
Toys ‘R’ Us – NJ, Inc.	1	6,072,651	1.1	242,518	0.9	2012
Garban LLC	1	5,837,931	1.0	159,834	0.6	2017
American Institute of Certified Public Accountants	1	5,817,181	1.0	249,768	0.9	2012
TD Waterhouse Investor Services, Inc.	1	5,572,716	1.0	184,222	0.7	2015
IBM Corporation	3	5,529,841	1.0	310,263	1.1	2012	(j)
KPMG, LLP	3	4,784,243	0.8	181,025	0.7	2012	(k)
AT&T Corp.	3	4,691,911	0.8	311,967	1.2	2014	(l)
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Bank of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.7	137,076	0.5	2009
Vonage America, Inc.	1	3,830,750	0.7	350,000	1.3	2017
Citigroup Global Markets, Inc.	5	3,482,027	0.6	132,475	0.5	2016	(m)
Lehman Brothers Holdings, Inc.	1	3,420,667	0.6	207,300	0.8	2010
URS Greiner Woodward-Clyde	1	3,372,277	0.6	120,550	0.4	2011
SSB Realty, LLC	1	3,321,051	0.6	114,519	0.4	2009
Hewlett Packard Company	1	3,264,437	0.6	163,857	0.6	2007
Dow Jones & Company Inc.	2	3,128,693	0.5	95,267	0.4	2012	(n)
Montefiore Medical Center	5	3,114,500	0.5	147,457	0.5	2019	(o)
Sankyo Pharma Inc.	2	2,843,876	0.5	90,366	0.3	2012	(p)
Regus Business Centre Corp.	3	2,809,013	0.5	107,608	0.4	2011
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
American Home Assurance Co.	2	2,679,704	0.5	131,174	0.5	2019	(q)
Sumitomo Mitsui Banking Corp.	2	2,580,155	0.4	71,153	0.3	2016
United States Life Insurance Co.	1	2,520,000	0.4	180,000	0.7	2013
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2016
Barr Laboratories Inc.	2	2,450,087	0.4	109,510	0.4	2015	(r)
Merck & Company Inc.	3	2,429,288	0.4	105,146	0.4	2008	(s)
BT Harborside	1	2,354,850	0.4	90,000	0.3	2007
Moody’s Investors Service	1	2,290,374	0.4	79,537	0.3	2010	(t)
Movado Group, Inc.	1	2,275,175	0.4	90,050	0.3	2013
Lonza, Inc.	1	2,236,200	0.4	89,448	0.3	2007
Computer Sciences Corporation	3	2,180,913	0.4	109,825	0.4	2007	(u)
Deloitte & Touche USA LLP	1	2,171,275	0.4	86,851	0.3	2007
High Point Safety & Insurance	1	2,095,629	0.4	88,237	0.3	2015
Nextel of New York Inc.	2	2,093,440	0.4	97,436	0.4	2014	(v)
Pfizer, Inc.	1	2,072,046	0.4	89,912	0.3	2007
Bearingpoint, Inc.	1	2,065,834	0.4	77,956	0.3	2011
Xerox Corporation	4	2,057,047	0.4	83,789	0.3	2010	(w)
UBS Financial Services, Inc.	4	2,044,642	0.4	76,915	0.3	2016	(x)
GAB Robbins North America, Inc.	2	2,028,512	0.4	84,649	0.3	2009	(y)

		215,006,182	37.5	9,085,202	33.7

See footnotes on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Significant Tenants

(Continued)

(a)

Annualized base rental revenue is based on actual December 2005 billings times 12. For leases whose rent commences after January 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	383,805 square feet expire in 2013; 72,385 square feet expire in 2014.
(c)	19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.
(d)	190,000 feet expire in 2011; 81,953 square feet expire in 2012.
(e)	311,053 square feet expire in 2007; 7,485 square feet expire in 2008; 178,511 square feet expire in 2012.
(f)

20,769 square feet expire in 2006; 30,280 square feet expire in 2007; 26,710 square feet expire in 2008; 9,901 square feet expire in 2011; 38,690 square feet expire in 2013; 4,879 square feet expire in 2014; 134,779 square feet expire in 2015.

(g)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(h)	150,951 square feet expire in 2008; 145,983 square feet expire in 2011.
(i)

3,906 square feet expire in 2006; 70,517 square feet expire in 2007; 59,562 square feet expire in 2008; 22,185 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011.

(j)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(k)	57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.
(l)	4,786 square feet expire in 2007; 32,181 square feet expire in 2009; 275,000 square feet expire in 2014.
(m)	19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.
(n)	2,955 square feet expire in 2006; 92,312 square feet expire in 2012.
(o)	48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 3,000 square feet expire in 2016; 19,000 square feet expire in 2017; 71,065 square feet expire in 2019.
(p)	5,315 square feet expire in 2011; 85,051 square feet expire in 2012.
(q)	14,056 square feet expire in 2008; 117,118 square feet expire in 2019.
(r)	20,000 square feet expire in 2007; 89,510 square feet expire in 2015.
(s)	97,396 square feet expire in 2006; 7,750 square feet expire in 2008.
(t)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010.
(u)	82,850 square feet expire in 2006; 26,975 square feet expire in 2007.
(v)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(w)	34,901 square feet expire in 2006; 2,875 square feet expire in 2007; 1,500 square feet expire in 2008; 44,513 square feet expire in 2010.
(x)	3,665 square feet expire in 2006; 21,554 square feet expire in 2010; 17,383 square feet expire in 2013; 34,313 square feet expire in 2016.
(y)	75,049 square feet expire in 2008; 9,600 square feet expire in 2009.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2006 (c)
NORTHEAST
Northern NJ	65	444,336	1.7	11,144,680	25.08	1.9
Central NJ	24	145,831	0.5	3,383,692	23.20	0.6
Westchester Co., NY	70	197,156	0.7	4,777,204	24.23	0.8
Sub. Philadelphia	43	344,505	1.3	7,460,184	21.65	1.3
Fairfield, CT	8	31,555	0.1	888,157	28.15	0.2
Washington, DC/MD	12	69,798	0.3	1,806,260	25.88	0.3
Dutchess/Rockland Co., NY	4	8,060	(d)	223,413	27.72	(d)
OTHER
Colorado	15	60,296	0.2	842,059	13.97	0.2
San Francisco	53	46,970	0.2	1,826,468	38.89	0.3

TOTAL – 2006	294	1,348,507	5.0	32,352,117	23.99	5.6

2007
NORTHEAST
Northern NJ	73	939,087	3.5	20,600,975	21.94	3.6
Central NJ	42	258,353	0.9	6,023,461	23.31	1.0
Westchester Co., NY	119	563,823	2.1	10,030,404	17.79	1.7
Sub. Philadelphia	52	407,929	1.5	6,972,607	17.09	1.2
Fairfield, CT	22	132,030	0.5	3,227,526	24.45	0.5
Washington, DC/MD	18	250,144	0.9	5,428,147	21.70	1.0
Dutchess/Rockland Co., NY	11	40,874	0.2	1,033,213	25.28	0.2
OTHER
Colorado	26	145,272	0.5	1,895,647	13.05	0.3
San Francisco	58	28,502	0.1	832,209	29.20	0.2

TOTAL – 2007	421	2,766,014	10.2	56,044,189	20.26	9.7

2008
NORTHEAST
Northern NJ	87	990,017	3.7	23,815,279	24.06	4.1
Central NJ	56	404,869	1.5	9,139,099	22.57	1.6
Westchester Co., NY	104	607,856	2.3	10,388,447	17.09	1.8
Sub. Philadelphia	53	631,657	2.3	7,782,754	12.32	1.3
Fairfield, CT	13	57,562	0.2	1,627,076	28.27	0.3
Washington, DC/MD	24	111,762	0.4	2,766,582	24.75	0.5
Dutchess/Rockland Co., NY	12	77,226	0.3	1,785,310	23.12	0.3
OTHER
Colorado	31	219,394	0.8	2,846,309	12.97	0.5
San Francisco	65	56,975	0.2	1,467,778	25.76	0.3

TOTAL – 2008	445	3,157,318	11.7	61,618,634	19.52	10.7

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	376	2,500,009	9.2	53,824,970	21.53	9.4

2010	360	2,919,094	10.8	58,596,767	20.07	10.2

2011	310	3,348,422	12.4	73,252,612	21.88	12.8

2012	151	2,335,054	8.7	52,492,994	22.48	9.1

2013	122	2,379,067	8.8	51,977,685	21.85	9.1

2014	58	1,362,387	5.1	30,421,983	22.33	5.3

2015	57	2,341,291	8.7	48,641,629	20.78	8.5

2016	42	721,746	2.7	14,123,374	19.57	2.5

2017 and thereafter	51	1,805,741	6.7	40,435,186	22.39	7.1

Totals/Weighted
Average	2,687	26,984,650	100.0	573,782,140	21.26	100.0

(a)

Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)

Annualized base rental revenue is based on actual March 2006 billings times 12. For leases whose rent commences after April 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2006 aggregating 95,861 square feet and representing annualized rent of $2,334,727 for which no new leases were signed.
(d)	Represents less than 0.05 percent.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet

Square footage leased to commercial tenants	26,984,650
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	437,573
Square footage unleased	2,914,406

Total net rentable square footage (does not include land leases)	30,336,629

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2006 (c)
NORTHEAST
Northern NJ	62	427,159	2.0	10,928,161	25.58	2.1
Central NJ	21	126,295	0.6	3,123,830	24.73	0.6
Westchester Co., NY	49	138,066	0.6	3,726,922	26.99	0.7
Sub. Philadelphia	34	287,217	1.3	6,886,268	23.98	1.4
Fairfield, CT	8	31,555	0.1	888,157	28.15	0.2
Washington, DC/MD	12	69,798	0.3	1,806,260	25.88	0.4
Dutchess/Rockland Co., NY	4	8,060	(d)	223,413	27.72	(d)
OTHER
Colorado	15	60,296	0.3	842,059	13.97	0.2
San Francisco	53	46,970	0.2	1,826,468	38.89	0.3

TOTAL – 2006	258	1,195,416	5.4	30,251,538	25.31	5.9

2007
NORTHEAST
Northern NJ	67	883,306	4.0	19,798,279	22.41	4.0
Central NJ	38	242,083	1.1	5,814,963	24.02	1.1
Westchester Co., NY	69	154,405	0.7	4,290,757	27.79	0.8
Sub. Philadelphia	35	237,950	1.1	5,660,546	23.79	1.1
Fairfield, CT	21	125,030	0.6	3,099,776	24.79	0.6
Washington, DC/MD	18	250,144	1.1	5,428,147	21.70	1.1
Dutchess/Rockland Co., NY	11	40,874	0.2	1,033,213	25.28	(d)
OTHER
Colorado	26	145,272	0.7	1,895,647	13.05	0.4
San Francisco	58	28,502	0.1	832,209	29.20	0.2

TOTAL – 2007	343	2,107,566	9.6	47,853,537	22.71	9.3

2008
NORTHEAST
Northern NJ	84	944,407	4.3	23,230,259	24.60	4.5
Central NJ	47	353,681	1.6	8,469,564	23.95	1.7
Westchester Co., NY	52	179,638	0.8	4,762,681	26.51	0.9
Sub. Philadelphia	30	277,514	1.2	5,689,683	20.50	1.1
Fairfield, CT	13	57,562	0.3	1,627,076	28.27	0.3
Washington, DC/MD	24	111,762	0.5	2,766,582	24.75	0.5
Dutchess/Rockland Co., NY	12	77,226	0.4	1,785,310	23.12	0.4
OTHER
Colorado	31	219,394	1.0	2,846,309	12.97	0.6
San Francisco	65	56,975	0.2	1,467,778	25.76	0.3

TOTAL – 2008	358	2,278,159	10.3	52,645,242	23.11	10.3

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	309	1,943,330	8.8	46,425,144	23.89	9.1

2010	285	2,100,120	9.5	47,467,325	22.60	9.3

2011	255	2,802,274	12.7	67,070,991	23.93	13.1

2012	115	1,971,534	9.0	47,454,698	24.07	9.3

2013	96	2,087,363	9.5	47,854,027	22.93	9.4

2014	48	1,235,723	5.6	28,658,558	23.19	5.6

2015	44	2,179,140	9.9	46,671,704	21.42	9.1

2016	32	499,297	2.3	11,348,256	22.73	2.2

2017 and thereafter	43	1,630,676	7.4	37,984,911	23.29	7.4

Totals/Weighted
Average	2,186	22,030,598	100.0	511,685,931	23.23	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual March 2006 billings times 12. For leases whose rent commences after April 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2006 aggregating 95,861 square feet and representing annualized rent of $2,334,727 for which no new leases were signed.
(d)	Represents less than .05 percent.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2006, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2006 through 2008 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2006
Northern NJ	3	17,177	0.4	216,519	12.61	0.4
Central NJ	3	19,536	0.4	259,862	13.30	0.4
Westchester Co., NY	21	59,090	1.3	1,050,282	17.77	1.8
Sub. Philadelphia	9	57,288	1.2	573,916	10.02	1.0
Fairfield, CT	-	-	-	-	-	-

TOTAL – 2006	36	153,091	3.3	2,100,579	13.72	3.6

2007
Northern NJ	6	55,781	1.2	802,696	14.39	1.4
Central NJ	4	16,270	0.4	208,498	12.81	0.3
Westchester Co., NY	47	396,768	8.7	5,520,692	13.91	9.6
Sub. Philadelphia	17	169,979	3.7	1,312,061	7.72	2.3
Fairfield, CT	1	7,000	0.2	127,750	18.25	0.2

TOTAL – 2007	75	645,798	14.2	7,971,697	12.34	13.8

2008
Northern NJ	3	45,610	1.0	585,020	12.83	1.0
Central NJ	9	51,188	1.1	669,535	13.08	1.2
Westchester Co., NY	49	336,849	7.4	5,152,917	15.30	8.9
Sub. Philadelphia	23	354,143	7.8	2,093,071	5.91	3.6
Fairfield, CT	-	-	-	-	-	-

TOTAL – 2008	84	787,790	17.3	8,500,543	10.79	14.7

2009	61	498,396	10.9	6,416,101	12.87	11.1

2010	74	790,974	17.3	10,835,442	13.70	18.8

2011	54	538,548	11.8	6,090,421	11.31	10.5

2012	36	363,520	8.0	5,038,296	13.86	8.7

2013	19	236,468	5.2	3,436,485	14.53	6.0

2014	10	126,664	2.8	1,763,425	13.92	3.1

2015	13	162,151	3.6	1,969,925	12.15	3.4

2016	8	87,367	1.9	1,356,757	15.53	2.4

2017 and thereafter	7	167,065	3.7	2,225,275	13.32	3.9

Totals/Weighted
Average	477	4,557,832	100.0	57,704,946	12.66	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual March 2006 billings times 12. For leases whose rent commences after April 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2006, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007	3	12,650	3.3	218,955	17.31	5.5

2008	3	91,369	24.1	472,849	5.18	11.9

2009	5	48,983	12.9	788,725	16.10	19.9

2010	1	28,000	7.4	294,000	10.50	7.4

2011	1	7,600	2.0	91,200	12.00	2.3

2013	7	55,236	14.6	687,173	12.44	17.3

2016	2	135,082	35.7	1,418,361	10.50	35.7

Totals/Weighted
Average	22	378,920	100.0	3,971,263	10.48	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual March 2006 billings times 12. For leases whose rent commences after April 1, 2006, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2006, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	46.4

2017 and thereafter	1	8,000	46.2	225,000	28.13	53.6

Totals/Weighted
Average	2	17,300	100.0	420,000	24.28	100.0

(a)	Includes stand-alone retail property tenants only.
(b)

Annualized base rental revenue is based on actual March 2006 billings times 12. For leases whose rent commences after April 1, 2006 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended March 31, 2006